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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 No. 333-86689 of Salon Media, Inc. of our report dated May 1, 2001, relating to the financial statements which appear in this Annual Report on Form 10-K.


/s/ PRICEWATERHOUSECOOPERS LLP


PricewaterhouseCoopers LLP
San Jose, Ca
June 28, 2001

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